Execution Version

JVA TERMINATION AGREEMENT
THIS JVA TERMINATION AGREEMENT (this “Agreement”) is entered into this 20th day of April, 2022, by and between:
(1)Biogen Therapeutics Inc., a company organized and existing under the Laws of the State of Delaware, U.S.A. (“Biogen”);
(2)Samsung BioLogics Co., Ltd., a company organized and existing under the Laws of Korea with its principal offices (“Samsung”); and
(3)Samsung Bioepis Co., Ltd., a company organized and existing under the Laws of Korea (the “Company”).
Biogen, Samsung and, with respect only to Section 2.4 and Section 3 (as applicable), the Company are hereinafter referred to each, individually, as a “Party” and, collectively, as the “Parties.” Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to such terms in the Share Purchase Agreement (as defined below).
WHEREAS, Samsung and Biogen entered into the JVA for the purpose of development, manufacture, commercialization, distribution and sale of Products (as defined in the JVA) by the Company;
WHEREAS, as of the date hereof, pursuant to the terms and conditions of that certain Share Purchase Agreement, dated as of January 28, 2022, by and between Samsung and Biogen (the “Share Purchase Agreement”), Samsung has purchased from Biogen, and Biogen sold and transferred to Samsung, the Subject Shares; and
WHEREAS, Samsung and Biogen now wish to confirm termination of the JVA and to make the mutual releases provided for herein, in each case, effective as of the date hereof, all in accordance with, and subject to, the terms and conditions set forth herein.
NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the Parties agree as follows:
Section 1.Termination of the Joint Venture Agreement.
1.1The JVA is hereby terminated by mutual agreement of the Parties under Section 17.1 of the JVA and by effect of Section 17.4, and shall be of no further force and effect. Notwithstanding Section 17.8 of the JVA, the following enumerated provisions of the JVA shall be the sole surviving provisions with continuing effect: Article 14 (Confidentiality) (other than Section 14.4 of the JVA) Section 18.1 (Governing Law); Section 20.2 (Assignability; Change of Control); Section 20.7 (Amendment); Section 20.8 (Unenforceable Terms); Section 20.9 (Non-Waiver), Section 20.12 (Disclaimer of Agency); Section 20.13 (Language); and Section 20.15 (Headings).
Section 2.Mutual Release and Covenant Not to Sue. Effective as of the date hereof and without further action by any of the Parties:
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2.1Except as set forth in Section 2.4 below, and notwithstanding Section 17.7 of the JVA, Samsung, on behalf of itself and its Affiliates (but, for the avoidance of doubt, excluding the Company) and its and their respective directors, officers, employees, successors and assigns (collectively, the “Samsung Releasors”), hereby irrevocably waives, acquits, remises, discharges and forever releases Biogen and each of Biogen’s Affiliates and its and their respective directors, officers, employees, successors and assigns (collectively, the “Biogen Releasees”) from any and all Proceedings, claims by, or Liabilities to, the Samsung Releasors of any kind or nature whatsoever to the extent arising from or related to the JVA (including the provisions that survive termination) or Biogen’s ownership of the Subject Shares, including without limitation actions taken by any of the Biogen Releasees (including Biogen-appointed directors of the Company) with respect to the Subject Shares, as the director of the Company, or the JVA, whether absolute or contingent, liquidated or unliquidated, known or unknown, matured or unmatured or determined or determinable, and whether arising under any law, contract, agreement, arrangement, commitment, undertaking or understanding, whether written or oral or otherwise at law or in equity (collectively, the “Samsung Released Claims”), and Samsung, on behalf of itself and the Samsung Releasors, hereby (a) covenants and agrees that it will not seek to recover any amounts in respect of any Samsung Released Claim or seek any other related relief related to the JVA from any of the Biogen Releasees in respect of a Samsung Released Claim, including without limitation by initiating any proceedings in respect thereof or by voluntarily cooperating with any Person with respect thereto, and (b) represents and warrants to Biogen that no Samsung Releasor has previously transferred any Samsung Released Claim. Samsung shall indemnify, defend and hold each Biogen Releasee harmless from any Proceeding in respect of any Samsung Released Claim or any inaccuracy in the representation contained in clause (b) above.
2.2Except as set forth in Section 2.4 below, and notwithstanding Section 17.7 of the JVA, Biogen, on behalf of itself and its Affiliates and its and their respective directors, officers, employees successors and assigns (collectively, the “Biogen Releasors”), hereby irrevocably waives, acquits, remises, discharges and forever releases Samsung, and each of Samsung’s Affiliates and its and their respective directors, officers, employees, successors and assigns (collectively, the “Samsung Releasees”) from any and all Proceedings, claims by, or Liabilities to, the Biogen Releasors of any kind or nature whatsoever to the extent arising from or related to the JVA (including the provisions that survive termination) or Samsung’s ownership of shares of the Company, including without limitation actions taken by any of the Samsung Releasees (including Samsung-appointed directors of the Company) with respect to the Company, as the director of the Company, or the JVA, whether absolute or contingent, liquidated or unliquidated, known or unknown, matured or unmatured or determined or determinable, and whether arising under any law, contract, agreement, arrangement, commitment, undertaking or understanding, whether written or oral or otherwise at law or in equity (collectively, the “Biogen Released Claims”), and Biogen, on behalf of itself and the Biogen Releasors, hereby (a) covenants and agrees that it will not seek to recover any amounts in respect of any Biogen Released Claim or seek any other related relief related to the JVA from any of the Samsung Releasees, including without limitation by initiating any proceedings in respect thereof or by voluntarily cooperating with any Person with respect thereto, and (b) represents and warrants to Samsung that no Biogen Releasor has previously transferred any claim, Liability or Proceeding that would be released were it still held by a Biogen Releasor on the date hereof. Biogen shall indemnify, defend and hold each Samsung Releasee harmless from any Proceeding in respect of any Biogen Released Claims or any inaccuracy in the representation contained in clause (b) above.

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2.3Except as set forth in Section 2.4 below, to the maximum extent permitted by applicable law, the Company, on behalf of itself and its directors, officers, employees successors and assigns (collectively, the “Company Releasors”), hereby irrevocably waives, acquits, remises, discharges and forever releases the Samsung Releasees (including Samsung-appointed directors of the Company) and the Biogen Releasees (including Biogen-appointed directors of the Company) from any and all Proceedings, claims by, or Liabilities to, the Company Releasors (i) of any kind or nature whatsoever to the extent arising from or related to the JVA (including the provisions that survive termination) or Samsung’s ownership of shares of the Company, including without limitation actions taken by any of the Samsung Releasees (including Samsung-appointed directors of the Company) with respect to the Company, as the director of the Company, or the JVA, and (ii) of any kind or nature whatsoever to the extent arising from or related to the JVA (including the provisions that survive termination) or Biogen’s ownership of the Subject Shares, including without limitation actions taken by any of the Biogen Releasees (including Biogen-appointed directors of the Company) with respect to the Subject Shares, as the director of the Company, or the JVA, whether absolute or contingent, liquidated or unliquidated, known or unknown, matured or unmatured or determined or determinable, and whether arising under any law, contract, agreement, arrangement, commitment, undertaking or understanding, whether written or oral or otherwise at law or in equity (collectively, the “Company Released Claims”) and the Company, on behalf of itself and the Company Releasors, hereby (a) covenants and agrees that it will not seek to recover any amounts in respect of any Company Released Claim or seek any other related relief related to the JVA from any of the Samsung Releasees or Biogen Releasees, including without limitation by initiating any proceedings in respect thereof or by voluntarily cooperating with any Person with respect thereto, and (b) represents and warrants to Samsung and Biogen that no Company Releasor has previously transferred any claim, Liability or Proceeding that would be released were it still held by a Company Releasor on the date hereof. The Company shall indemnify, defend and hold each Samsung Releasee and Biogen Releasee harmless from any Proceeding in respect of any Company Released Claim or any inaccuracy in the representation contained in clause (b) above.
2.4Notwithstanding Section 2.1, 2.2 and 2.3, any Proceedings, claims or Liabilities arising under or in respect of (a) the Share Purchase Agreement or (b) the Amended and Restated Manufacturing Agreement, dated as of February 21, 2019, by and between the Company and Biogen MA Inc. (the “Manufacturing Agreement”), License Agreement, DCA, DCA2 or any other agreement in effect between a Samsung Releasor and a Biogen Releasee or between a Biogen Releasor and a Samsung Releasee, in each case, are excluded from the Biogen Released Claims and from the Samsung Released Claims.
2.5Without limiting the generality of the foregoing Section 2.1 and Section 2.2 above, Samsung and Biogen to the maximum extent permitted by applicable law, hereby agree and consent to release, waive and absolve the Biogen-appointed directors and Samsung-appointed directors of the Company from any Liability to the Company.
Section 3.Miscellaneous.
3.1Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder or with respect to the surviving provisions of the JVA shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address specified in this Section 3.1 prior to 5:30 p.m. (Korea time)

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on a Business Day; (b) the next Business Day after the date of transmission, if such notice or communication is delivered via e-mail at the e-mail address specified in this Section 3.1 on a day that is not a Business Day or later than 5:30 p.m. (Korea time) on any Business Day; (c) the fourth (4th) Business Day following the date of mailing, if sent by internationally recognized express courier service; and (d) upon actual receipt by the Party to whom such notice is required to be given. The addresses for such notices and communications shall be as follows:
If to Biogen:
Biogen Therapeutics Inc.
[**]
with a mandatory copy to (which copy shall not constitute notice):
Ropes & Gray LLP
[**]

If to Samsung:
Samsung BioLogics Co., Ltd.
[**]

with a mandatory copy to (which copy shall not constitute notice):
Kim & Chang
[**]
If to the Company:
Samsung Bioepis Co., Ltd.
[**]

with a mandatory copy to (which copy shall not constitute notice):
Samsung Bioepis Co., Ltd.
[**]

The addresses, facsimile numbers and e-mail addresses specified in this Section 3.1 may be changed by a Party hereto by delivering notice to Biogen, in the case of a change by Samsung, and to Samsung, in the case of a change by Biogen, in each case in accordance with the terms hereof, which change will be effective on the later of the date set forth in such notice or ten (10) days after such notice is deemed given hereunder.

3.2No Assignment. Except as otherwise expressly provided in this Agreement, none of the rights, privileges, or obligations set forth in, arising under, or created by this Agreement may be assigned or transferred without the prior consent in writing of each Party to this Agreement.

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3.3No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction will be applied against any Person.
3.4Amendment and Waiver. The provisions of this Agreement may not be amended, modified, supplemented or waived unless the same shall be in writing and signed by the Parties.
3.5Entire Agreement. This Agreement, the Share Purchase Agreement, Manufacturing Agreement, License Agreement, DCA, DCA2 and other related agreements, taken together, contain the entire understanding of the Parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the Parties acknowledge have been merged into such documents and exhibits.
3.6Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each Party and delivered to each of the other Party, it being understood that all Parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.
3.7Governing Law. [**]
3.8Dispute Resolution. For the avoidance of doubt, any dispute or controversy which may arise out of or in connection with the JVA or this Agreement shall be governed by this Section 3.8.
(a)    [**]
(b)    [**].
(c)    [**]
(d)    [**].
(e)    [**]
(f)    [**]
(g)    [**]
(h)    [**]
(i)    Notwithstanding this Section 3.8, each Party may apply to any court having competent jurisdiction (a) to enforce the arbitration provisions of this Agreement, or (b) to seek provisional injunctive relief so as to maintain the status quo (including without

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limitation, maintaining the confidentiality of any arbitration Proceedings and non-public information) until the final arbitration award is rendered and is finally judicially confirmed if challenged judicially, or the dispute is otherwise resolved.
3.9No Third Party Beneficiaries. Except for the Samsung Releasees and the Biogen Releasees, which are intended third party beneficiaries hereunder, as otherwise expressly provided herein, nothing expressed or referred to in this Agreement will be construed to give any Person other than the Parties, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement.
3.10Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached by the Parties. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case, without posting a bond or undertaking, this being in addition to any other remedy to which they are entitled at law or in equity.
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IN WITNESS WHEREOF the Parties hereto have executed this Agreement on the date first set forth above.

SAMSUNG:
SAMSUNG BIOLOGICS CO., LTD.

By: __/s/ John Chongbo Rim____________________
Name: John Chongbo Rim
Title: Chief Executive Officer
[Signature Page to JVA Termination Agreement]
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BIOGEN:
BIOGEN THERAPEUTICS INC.

By: __/s/ Michael Dambach_____________________
Name: Michael Dambach
Title: Vice President and Treasurer

[Signature Page to JVA Termination Agreement]
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COMPANY:
SAMSUNG BIOEPIS CO., LTD.

By: _/s/ Christopher H. Ko__________________
Name: Christopher H. Ko
Title: Chief Executive Officer

[Signature Page to JVA Termination Agreement]
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